UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2026

ONE Nuclear Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42479	99-4813262
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 S. Rosemary Avenue, Suite 204 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

(561) 779-9400

(Registrant’s telephone number, including area code)

Hennessy Capital Investment Corp. VII

195 US Hwy 50, Suite 207

Zephyr Cove, Nevada 89448

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ONEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

On September 23, 2026 (the “Closing Date”), the registrant consummated the previously announced transactions pursuant to that certain Business Combination Agreement, dated as of October 22, 2025, as amended by that certain Omnibus Amendment No. 1, dated as of March 31, 2026, that certain Omnibus Amendment No. 2, dated as of June 1, 2026 and that certain Omnibus Amendment No. 3, dated as of August 7, 2026 (as it may be amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”), by and among Hennessy Capital Investment Corp. VII, a Cayman Islands exempted company (“HVII”), Solis Merger Sub LLC, a Delaware limited liability company (“Merger Sub”), and ONE Nuclear Energy, LLC, a Delaware limited liability company (“ONE Nuclear”). The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination.”

Pursuant to the terms of the Business Combination Agreement, among other things, at the closing of the Business Combination (the “Closing”), and following the Domestication (as defined below), HVII was renamed “ONE Nuclear Energy Inc.” (HVII, as renamed following the Closing, is referred to herein as “New ONE Nuclear” or the “Company”), and Merger Sub merged with and into ONE Nuclear (the “Merger”), with ONE Nuclear surviving the Merger as a wholly owned subsidiary of New ONE Nuclear.

Unless the context otherwise requires, the “Company” refers to New ONE Nuclear. All references herein to the “Board” refer to the board of directors of New ONE Nuclear. Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, have the same meaning given to such terms in the final prospectus dated August 3, 2026, and filed by HVII with the U.S. Securities and Exchange Commission (the “SEC”) on August 3, 2026 (the “Proxy Statement/Prospectus”), in the section entitled “Frequently Used Terms” beginning on page 5 thereof, and such definitions are incorporated herein by reference.

On the Closing Date, prior to the Closing, (a) each then issued and outstanding Class B ordinary share, par value $0.0001 per share, of HVII (collectively, the “HVII Founder Shares”) converted (the “Sponsor Share Conversion”) automatically, on a one-for-one basis, into one Class A ordinary share, par value $0.0001 per share, of HVII (each an “HVII Class A Ordinary Share”); (b) immediately after the Sponsor Share Conversion, HVII transferred by way of continuation and deregistration from the Cayman Islands and domesticated as a Delaware corporation (such continuation and domestication, the “Domestication”); and (c) in connection with, and after giving effect to, the Domestication, (i) each then issued and outstanding HVII Class A Ordinary Share converted automatically, on a one-for-one basis, into one share of common stock, par value $0.0001 per share (“New ONE Nuclear Common Stock”), (ii) each then issued and outstanding right of HVII (each an “HVII Right”) converted automatically into a right to acquire one-twelfth (1/12) of one share of New ONE Nuclear Common Stock at the Closing (each a “Domesticated HVII Right”), and (iii) each then issued and outstanding unit of HVII (each an “HVII Unit”), consisting of one HVII Class A Ordinary Share and one HVII Right, was cancelled, and one share of New ONE Nuclear Common Stock and one Domesticated HVII Right was issued in respect thereof.

The aggregate consideration paid to the members of ONE Nuclear (the “ONE Nuclear Members”) at the Closing was in the form of stock, comprised of newly issued shares of New ONE Nuclear Common Stock. Pursuant to a formula set forth in the Business Combination Agreement, the number of shares issued to the ONE Nuclear Members at the Closing was 94,253,842 shares (the “Merger Consideration Shares”), calculated by dividing $1.00 billion by $10.609647, which is the redemption price per HVII Public Share, calculated by dividing the aggregate amount on deposit in HVII’s trust account (the “Trust Account”) holding proceeds from HVII’s initial public offering (the “IPO”), including interest earned thereon (net of taxes payable), by the number of then issued HVII Class A Ordinary Shares sold in the IPO (the “HVII Public Shares”), as of two (2) business days prior to the Closing. In addition, the ONE Nuclear Members are entitled to receive up to an aggregate of 13.0 million additional shares of New ONE Nuclear Common Stock (“Earnout Shares”) in contingent consideration, subject to the achievement of certain New ONE Nuclear Common Stock share price milestones (i.e., one-third of the Earnout Shares is issuable when the closing price of New ONE Nuclear Common Stock equals or exceeds each of $12.50, $15.00 and $17.50 per share, respectively), subject to certain conditions and limitations.

As previously disclosed, on September 22, 2026, HVII and ONE Nuclear entered into a forward purchase agreement (the “Forward Purchase Agreement”) with New Circle Capital Solutions LP (“New Circle”), pursuant to which New Circle purchased 4,987,103 HVII Public Shares that had previously been submitted for redemption. Following such purchases, the related redemption requests were reversed.

In connection with the Business Combination, holders of an aggregate of 13,809,029 HVII Public Shares properly exercised their right to have their shares redeemed for a full pro rata portion of the Trust Account, which was approximately $10.61 per share, or $146.5 million in the aggregate. After giving effect to the redemptions and payments to New Circle under the Forward Purchase Agreement, a total of 5,190,971 HVII Public Shares remained outstanding and approximately $1.7 million remained in the Trust Account, which was used to partially fund the Business Combination.

After giving effect to the redemption of the HVII Public Shares described above, the Sponsor Share Conversion, the Domestication, the issuance of 1,640,833 shares of New ONE Nuclear Common Stock in exchange for the Domesticated HVII Rights, the issuance of 150,000 shares of New ONE Nuclear Common Stock to Cohen & Company Securities, LLC, and the issuance of the Merger Consideration Shares to the ONE Nuclear Members, as of the Closing Date, there were 108,258,979 shares of New ONE Nuclear Common Stock issued and outstanding. The 150,000 shares of New ONE Nuclear Common Stock issued to Cohen & Company Securities, LLC were issued in a transaction exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof.

The New ONE Nuclear Common Stock commenced trading on the Nasdaq Capital Market tier of The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “ONEN” on September 24, 2026.

A more detailed description of the Business Combination is included in the section entitled “Proposal No. 1 - The Business Combination Proposal” of the Proxy Statement/Prospectus and is incorporated by reference herein. Further, the foregoing summary description of the Business Combination Agreement, as amended, is qualified in its entirety by reference to the Business Combination Agreement, as amended, a copy of which is attached to this Report as Exhibit 2.1 and incorporated herein by reference.

This Report incorporates by reference certain information from reports and other documents that were previously filed with the SEC, including certain information from the Proxy Statement/Prospectus. To the extent there is a conflict between the information contained in this Report and the information contained in such prior reports and documents and incorporated by reference herein, you should rely on the information in this Report.

Item 1.01	Entry into a Material Definitive Agreement.

A&R Registration Rights Agreement

In connection with the Closing, that certain Registration Rights Agreement, dated January 16, 2025 (the “Registration Rights Agreement”), by and among HVII, HC VII Sponsor LLC, HVII’s sponsor (the “Sponsor”), the IPO underwriters and certain HVII shareholders (the “Existing Holders”), was amended and restated, and certain holders of New ONE Nuclear Common Stock (together with the Existing Holders, the “Holders”) entered into an amended and restated Registration Rights Agreement (the “A&R Registration Rights Agreement”). Pursuant to the A&R Registration Rights Agreement, New ONE Nuclear agreed that, within 30 days after the Closing, New ONE Nuclear will file with the SEC (at its sole cost and expense) a registration statement registering the resale or other disposition of the Registrable Securities (as defined in the A&R Registration Rights Agreement), and New ONE Nuclear will use its reasonable best efforts to cause such registration statement to be declared effective by the SEC as soon as reasonably practicable after the initial filing of such registration statement. In certain circumstances, the Holders can demand registration or an underwritten offering, and are entitled to certain customary registration rights, for all or part of their Registrable Securities, in each case subject to certain limitations set forth in the A&R Registration Rights Agreement; provided that New ONE Nuclear is not obligated to effect more than an aggregate of three (3) demand registrations and three (3) underwritten offerings. All of the Holders are entitled to unlimited “piggyback” registration rights, subject to certain requirements and customary conditions.

The foregoing description of the A&R Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the A&R Registration Rights Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Lock-Up Agreements

In connection with the Closing, certain HVII shareholders (including the Sponsor) and the ONE Nuclear Members each entered into a lock-up agreement (each, a “Lock-Up Agreement”) with HVII limiting their ability to transfer any securities issued upon conversion of the HVII Founder Shares and any Merger Consideration Shares (all such securities, together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, the “Restricted Securities”). In particular, such stockholders of New ONE Nuclear agreed, subject to customary exceptions, not to (a) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities or (c) publicly disclose the intention to do any of the foregoing, whether any such transaction described above is to be settled by delivery of Restricted Securities or other securities, in cash or otherwise. These transfer restrictions remain in place for the period commencing on the Closing Date and ending on the earliest to occur of: (x) the six month anniversary of the Closing Date, (y) such date that the reported last sale price of the New ONE Nuclear Common Stock equals or exceeds $11.00 per share for any twenty (20) trading days within any thirty (30) consecutive trading day period commencing after the Closing, and (z) the date after the Closing on which New ONE Nuclear consummates a liquidation, merger, capital stock exchange, reorganization or other similar transaction with an unaffiliated third party that results in all of the New ONE Nuclear stockholders having the right to exchange their shares of New ONE Nuclear Common Stock for cash, securities or other property.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the text of the form of Lock-Up Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Indemnification Agreements

In connection with the Closing, the Company entered into indemnification agreements with each of its directors and officers (each, an “Indemnification Agreement”). The Indemnification Agreements provide that the Company will indemnify each of its directors and officers against any and all expenses incurred by that director or officer because of his or her status as one of the Company’s directors or officers, to the fullest extent permitted by Delaware law and the New ONE Nuclear Organizational Documents (as defined below). In addition, the Indemnification Agreements provide that, to the fullest extent permitted by Delaware law, the Company will advance all expenses incurred by each of its directors and officers in connection with a legal proceeding involving his or her status as a director or officer.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the text of the form of Indemnification Agreement, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Second Amended and Restated B. Riley Engagement Letter

On September 23, 2026, ONE Nuclear entered into a Second Amended and Restated Engagement Letter (the “Second A&R Engagement Letter”) with B. Riley Securities, Inc. (“B. Riley”), which amended and restated the existing engagement letter between ONE Nuclear and B. Riley. Pursuant to the Second A&R Engagement Letter, B. Riley’s fee in connection with the Business Combination is $12.0 million, consisting of (i) $4.0 million payable in New ONE Nuclear Common Stock (the “Equity Fee”) and (ii) $8.0 million payable in cash following the Closing (the “Cash Fee”). The Equity Fee is payable in shares of New ONE Nuclear Common Stock (or other securities) at a price equal to the lowest price ascribed to shares of New ONE Nuclear Common Stock or other securities of New ONE Nuclear issued to any other service provider in connection with the Business Combination and such securities will not be subject to any contractual lock-up period. New ONE Nuclear is also required to register for resale the New ONE Nuclear Common Stock (or the New ONE Nuclear Common Stock underlying any other securities) issued as the Equity Fee on the registration statement on Form S-1 to be filed in connection with the committed equity facility described below.

Pursuant to the Second A&R Engagement Letter, New ONE Nuclear is obligated to enter into a committed equity facility (the “CEF”) with B. Riley or an affiliate of B. Riley following the Closing and to execute a power of attorney granting B. Riley certain authority relating to the CEF. Subject to the terms of the Second A&R Engagement Letter, New ONE Nuclear is required to pay B. Riley 65% of the net proceeds received under the CEF until the Cash Fee has been paid in full. Notwithstanding the foregoing, if the B. Riley Note (as defined below) remains outstanding when the resale registration statement on Form S-1 relating to the CEF is declared effective by the SEC, 100% of the net proceeds received under the CEF will first be applied to the outstanding principal and accrued fees under the B. Riley Note until the B. Riley Note has been repaid in full. In addition, 100% of the net proceeds received from any forward purchase agreement (including the Forward Purchase Agreement) entered into by New ONE Nuclear and an investor or counterparty will be applied to the B. Riley Note until it has been repaid in full.

The foregoing description of the Second A&R Engagement Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Second A&R Engagement Letter, which is filed as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment No. 7 to B. Riley Promissory Note

On September 23, 2026, ONE Nuclear and B. Riley Principal Capital, LLC entered into Amendment No. 7 (“Amendment No. 7”) to that certain Promissory Note, dated February 18, 2026, as previously amended (the “B. Riley Note”). Amendment No. 7 reflects a $100,000 partial repayment under the B. Riley Note and provides that advances under the B. Riley Note may be made up to an aggregate principal amount of $276,749.38. Amendment No. 7 also resets the monthly commitment fee to $9,224.98, extends the maturity date of the B. Riley Note from September 30, 2026, to December 31, 2026, and removes the consummation of the Business Combination as a separate maturity event under the B. Riley Note.

The foregoing description of Amendment No. 7 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 7, which is filed as Exhibit 10.10 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

On August 24, 2026, HVII held an extraordinary general meeting of shareholders (the “Meeting”), at which the HVII shareholders considered and voted in favor of, among other matters, a proposal to approve and adopt the Business Combination Agreement and the Business Combination. On September 23, 2026, the parties to the Business Combination Agreement consummated the Business Combination.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

Certain statements in this Report, including in the information that is incorporated by reference in this Report, may constitute “forward-looking statements” for purposes of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the Company’s and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including statements regarding the Company’s future results of operations or financial condition, business strategy and plans, and objectives of management for future operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Report may include, for example, statements about:

●	the Company’s ability to recognize the expected benefits of the Business Combination;

●	the ability to maintain the listing of the New ONE Nuclear Common Stock on Nasdaq following the Business Combination;

●	the Company’s financial and business performance following the Business Combination, including the Company’s financial projections and business metrics;

●	the Company’s expansion plans and opportunities, including total addressable market estimates;

●	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, forecasts, projected costs, prospects and plans;

●	the Company’s ability to execute on its business plan and to develop and maintain key strategic relationships and enter into definitive agreements in connection therewith;

●	the Company’s ability to grow its business in a cost-effective manner;

●	the implementation, market acceptance and success of the Company’s business model;

●	developments and projections relating to the Company’s competitors and industry;

●	the Company’s approach and goals with respect to technology;

●	expectations regarding the time during which the Company will be an emerging growth company under the JOBS Act;

●	the expected U.S. federal income tax impact of the Business Combination;

●	the Company’s ability to retain or recruit officers, key employees and directors following the completion of the Business Combination;

●	the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

●	the Company’s ability to successfully develop its exclusive sites or other sites and the commercial viability of any such site;

●	the impact of the regulatory environment and complexities with compliance related to such environment;

●	the impact of the invasion of Ukraine by Russia, or the escalating geopolitical tensions in the Middle East, on the Company’s business;

●	changes in foreign currency exchange rates, which can affect revenue and expenses;

●	changes in applicable laws or regulations;

●	expectations regarding future acquisitions, partnerships or other relationships with third parties;

●	the Company’s future capital requirements and sources and uses of cash, including the Company’s ability to obtain additional capital in the future;

●	the outcome of any known and unknown litigation and regulatory proceedings; and

●	other factors detailed under the section titled “Risk Factors” in the Proxy Statement/Prospectus and incorporated by reference herein.

The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations, forecasts and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks and uncertainties, some of which are beyond the Company’s control, and assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described or incorporated by reference under the heading “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. It is not possible to predict or identify all such risks. Accordingly, forward-looking statements in this Report and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section entitled “Information About ONE Nuclear” beginning on page 211 thereof and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 56 thereof and are incorporated herein by reference. A summary of the risks associated with the Company’s business is also described beginning on page 48 of the Proxy Statement/Prospectus under the heading “Summary of the Proxy Statement/Prospectus – Summary Risk Factors” and is incorporated by reference herein. There have been no material changes to the Risk Factors section.

Financial Information

The audited financial statements of ONE Nuclear as of December 31, 2025, and for the period from February 10, 2025 (inception) through December 31, 2025, are included in the Proxy Statement/Prospectus beginning on page F-47 thereof and are incorporated by reference herein. The unaudited financial statements of ONE Nuclear as of and for the three and six months ended June 30, 2026, are attached to this Report as Exhibit 99.1 and are incorporated by reference herein. The financial information in the section titled “ONE Nuclear Management’s Discussion and Analysis of Financial Condition and Results of Operations” is attached to this Report as Exhibit 99.2 and is incorporated by reference herein.

The audited financial statements of HVII as of December 31, 2025 and 2024, for the year ended December 31, 2025 and for the period from September 27, 2024 (inception) through December 31, 2024, are included in the Proxy Statement/Prospectus beginning on page F-17 thereof and are incorporated by reference herein. The unaudited financial statements of HVII as of and for the three and six months ended June 30, 2026, are included in HVII’s quarterly report on Form 10-Q filed with the SEC on August 12, 2026 (the “HVII Form 10-Q”) beginning on page 1 thereof and are incorporated by reference herein. The financial information in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” is included in the HVII Form 10-Q beginning on page 16 thereof and is incorporated by reference herein.

The unaudited pro forma condensed combined financial information of the Company is attached to this Report as Exhibit 99.3 and incorporated by reference herein.

Properties

The Company maintains its principal executive offices at 700 S. Rosemary Avenue, Suite 204, West Palm Beach, FL 33401.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of shares of New ONE Nuclear Common Stock immediately following the Closing by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of New ONE Nuclear Common Stock;

●	the Company’s named executive officers and directors; and

●	all of the Company’s executive officers and directors as a group.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of New ONE Nuclear Common Stock beneficially owned by them.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o ONE Nuclear Energy Inc., 700 S. Rosemary Avenue, Suite 204, West Palm Beach, FL 33401.

The percentage ownership of New ONE Nuclear Common Stock is based on 108,258,979 shares of New ONE Nuclear Common Stock outstanding immediately following the Closing, after giving effect to the redemption of the HVII Public Shares described above, the Sponsor Share Conversion, the Domestication, the issuance of shares in exchange for the Domesticated HVII Rights, and the issuance of the Merger Consideration Shares to the ONE Nuclear Members.

Name and Address of Beneficial Owner	Number of Shares of New ONE Nuclear Common Stock Beneficially Owned	Approximate Percentage of Outstanding Shares of New ONE Nuclear Common Stock
Directors and Named Executive Officers
Robert Carilli	30,237,851	27.9%
Kevin Dowd	30,237,852	27.9%
Richard Taylor	30,237,851	27.9%
Ann Anthony	—	—%
Daniel J. Hennessy(1)	5,744,999	5.3%
Kyle Crowley	—	—
Darryl Willis	—	—
Elizabeth Williams	—	—
All executive officers and directors as a group (8 individuals)	96,458,553	89.1%
Five Percent Holders:
Robert Carilli	30,237,851	27.9%
Kevin Dowd	30,237,852	27.9%
Richard Taylor	30,237,851	27.9%
Daniel J. Hennessy(1)	5,744,999	5.3%
Thomas D. Hennessy(1)(2)	6,494,999	6.0%
HC VII Sponsor LLC(1)	5,744,999	5.3%

* Less than one percent.

(1)	The address of Daniel J. Hennessy, Thomas D. Hennessy and HC VII Sponsor LLC is c/o Hennessy Capital Group LLC (“HCG”), 195 US Hwy 50, Suite 207, Zephyr Cove, NV 89448. HC VII Sponsor LLC is the current record holder of the shares reported herein. HCG is the managing member of the Sponsor. Daniel J. Hennessy, HVII’s former Chairman and former Chief Executive Officer, and Thomas D. Hennessy, HVII’s former President and Chief Operating Officer and former director of HVII, are the managing members of HCG. Consequently, Messrs. Hennessy and Hennessy may be deemed the beneficial owners of the shares of New ONE Nuclear Common Stock held by the Sponsor and have shared voting and dispositive control over such securities. Messrs. Hennessy and Hennessy disclaim beneficial ownership over any securities owned by the Sponsor in which they do not have any pecuniary interest.
(2)	Mr. Thomas D. Hennessy is the record holder of 750,000 shares of New ONE Nuclear Common Stock.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Closing is described in the Proxy Statement/Prospectus in the section entitled “Board of Directors and Management of New ONE Nuclear Following Business Combination” beginning on page 242 thereof and that information is incorporated herein by reference.

Board Composition

Upon the Closing, Mr. Daniel J. Hennessy resigned as Chairman and Chief Executive Officer of HVII, the directors of HVII resigned, and the size of the Board was increased from six members to seven members. Pursuant to the approval of the HVII shareholders at the Meeting, the following persons constitute the Board effective upon the Closing: Richard Taylor, Robert Carilli, Kevin Dowd, Daniel J. Hennessy, Kyle Crowley, Darryl Willis and Elizabeth Williams. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section entitled “Board of Directors and Management of New ONE Nuclear Following Business Combination” beginning on page 242 thereof, which information is incorporated herein by reference. In connection with the Closing, Daniel J. Hennessy and Elizabeth Williams were appointed as Class I directors to serve until the Company’s 2027 annual meeting of stockholders, Kyle Crowley and Darryl Willis were appointed as Class II directors to serve until the Company’s 2028 annual meeting of stockholders, and Richard Taylor, Robert Carilli and Kevin Dowd were appointed as Class III directors to serve until the Company’s 2029 annual meeting of stockholders.

Director Independence

Upon the Closing, the Board determined, based on information provided by each director concerning his or her background, employment and affiliations, that Kyle Crowley, Elizabeth Williams, Darryl Willis and Daniel J. Hennessy, representing four of the Company’s seven directors, do not have material relationships with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq listing standards and the rules of the SEC relating to director independence requirements. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of the Company’s securities by non-employee directors and the transactions described below under the heading “Certain Relationships and Related Party Transactions.”

Committees of the Board of Directors

Effective upon the Closing, the standing committees of the Board consist of an audit committee, a compensation committee and a nominating and corporate governance committee. The Board appointed Ms. Williams and Messrs. Hennessy and Crowley to serve on the audit committee, with Ms. Williams serving as the chair. The Board also determined that Ms. Williams qualifies as an “audit committee financial expert” within the meaning of the SEC regulations. The Board appointed Mr. Willis, Mr. Crowley and Ms. Williams to serve on the compensation committee, with Mr. Willis serving as the chair. The Board appointed Mr. Hennessy, Mr. Willis and Ms. Williams to serve on the nominating and corporate governance committee, with Mr. Hennessy serving as the chair.

Executive Officers

Effective as of the Closing, the Board appointed Richard Taylor, Ann Anthony, Robert Carilli and Kevin Dowd to serve as Chief Executive Officer and Chairman, Chief Financial Officer, Chief Strategy Officer and Chief Operating Officer, respectively. Biographical information for Messrs. Taylor, Carilli and Dowd is set forth in the Proxy Statement/Prospectus in the section entitled “Board of Directors and Management of New ONE Nuclear Following Business Combination” beginning on page 242 thereof, which information is incorporated herein by reference. Biographical information for Ms. Anthony is set forth below.

Ms. Anthony (age 59) joins New ONE Nuclear from Oberon Fuels, where she served as Chief Financial Officer from November 2023 to June 2026. She was previously Chief Financial Officer of OPAL Fuels Inc. (NASDAQ: OPAL) from April 2021 to November 2023, where she guided the company through its de-SPAC transition to the public market, managed SEC compliance, and built out a public-company financial framework. From November 2019 to April 2021, Ms. Anthony served as Chief Financial Officer of Key Capture Energy LLC, a start-up private equity funded battery storage company where she was responsible for managing all financial and human resource processes for the start-up company. From 2008 to 2019, Ms. Anthony held senior executive roles including Principal Financial Officer at South Jersey Industries Utilities (SJIU), Vice President & Treasurer, and Corporate Secretary at South Jersey Industries, Inc. (SJI), when the company was a $2 billion public energy holding company. She holds a BS and an MBA in Finance from St. Joseph’s University.

There are no family relationships between Ms. Anthony and any of the Company’s other officers and directors. There are no arrangements or understandings between Ms. Anthony and any other persons pursuant to which she was selected as Chief Financial Officer of the Company. Ms. Anthony has not engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of SEC Regulation S-K.

In connection with her appointment as Chief Financial Officer, Ms. Anthony entered into an Executive Employment Agreement with the Company (the “Anthony Employment Agreement”), effective upon the completion of the Business Combination. Pursuant to the Anthony Employment Agreement, Ms. Anthony will receive an annual base salary of $425,000 and will be eligible for an annual performance bonus of up to 100% of her annual base salary, as determined in the sole discretion of the Compensation Committee and the Board. Twenty-five percent of any annual performance bonus will be payable in cash and 75% will be payable in restricted stock units (“RSUs”), subject to the vesting terms set forth in the Anthony Employment Agreement. Ms. Anthony will also be eligible for an annual long-term incentive grant of up to 50% of her annual base salary, as determined by the Compensation Committee and the Board.

In addition, subject to approval of the Compensation Committee, Ms. Anthony will receive a one-time RSU grant in an amount equivalent to 1% of the membership units of ONE Nuclear on a pre-merger basis. Fifty percent of the RSUs subject to the one-time grant are subject to time-based vesting and 50% are subject to performance-based vesting, in each case as set forth in the Anthony Employment Agreement.

If Ms. Anthony’s employment is terminated by the Company without cause, she will be entitled to 12 months of base salary, up to 12 months of Company-paid COBRA coverage for herself and her spouse, and immediate vesting of any unvested Membership Rights, subject to their original restrictions.

The foregoing description of the Anthony Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Anthony Employment Agreement, which is filed as Exhibit 10.11 to this Report and incorporated herein by reference.

Executive Compensation

ONE Nuclear was formed in February 2025 and, prior to the Business Combination, ONE Nuclear had not paid any compensation to its executives or directors. Certain compensation arrangements between ONE Nuclear and Coen Weddepohl, who provides services to ONE Nuclear as a consultant and serves as Chief Investment Officer in a non-officer capacity, are described in the Proxy Statement/Prospectus in the section entitled “Executive and Director Compensation of ONE Nuclear - Coen Weddepohl Consulting Agreement” beginning on page 241 thereof and that information is incorporated herein by reference. The information set forth above regarding the Anthony Employment Agreement is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

None of the Company’s officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on the Board.

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the sections entitled “Certain ONE Nuclear Relationships and Related Person Transactions” beginning on page 240 thereof and “Certain HVII Relationships and Related Party Transactions” beginning on page 208 thereof, and such information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus entitled “Information About ONE Nuclear - Legal Proceedings” beginning on page 236 thereof, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information

Prior to the Closing, the HVII Units, HVII Class A Ordinary Shares and HVII Rights were listed on the Nasdaq Global Market under the symbols “HVIIU,” “HVII” and “HVIIR,” respectively. Upon the Closing, the New ONE Nuclear Common Stock was listed on Nasdaq under the symbol “ONEN.” All outstanding HVII Units automatically separated into their component securities upon the Closing and, as a result, no longer trade as a separate security and were delisted from Nasdaq. All outstanding Domesticated HVII Rights were converted into shares of New ONE Nuclear Common Stock upon the Closing and, as a result, no longer trade as a separate security and were delisted from Nasdaq.

Dividends

The Company has not paid any cash dividends on shares of its New ONE Nuclear Common Stock to date. The Company currently intends to retain any future earnings and does not expect to pay any dividends in the foreseeable future. Any future determination to declare cash dividends will be made at the discretion of the Board, subject to applicable laws, and will depend on a number of factors, including the Company’s financial condition, results of operations, capital requirements, contractual restrictions, general business conditions and other factors that the Board may deem relevant.

Holders of Record

Following the Closing, including the redemption of the HVII Public Shares described above and the separation of the former HVII Units and exchange of HVII Rights, there were 20 holders of record of New ONE Nuclear Common Stock. Such number does not include beneficial owners holding the Company’s securities through nominee names.

Securities Authorized for Issuance Under Equity Compensation Plan

Reference is made to the disclosure regarding the ONE Nuclear Energy Inc. 2026 Equity and Incentive Plan (the “Incentive Plan”), which is set forth under the heading “Incentive Plan” in Item 5.02 of this Report, and which is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Report regarding the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The Company’s securities are described in the Proxy Statement/Prospectus in the section entitled “Description of New ONE Nuclear Securities” beginning on page 246 thereof and that information is incorporated herein by reference. As described below in Item 5.03 of this Report, the New ONE Nuclear Organizational Documents (as defined below) became effective as of the Closing.

Indemnification of Directors and Officers

Information about the indemnification of the Company’s directors and officers is set forth in the Proxy Statement/Prospectus in the section entitled “Description of New ONE Nuclear Securities - Limitations on Liability and Indemnification of Officers and Directors” beginning on page 248 thereof, which information is incorporated herein by reference. The information set forth under the heading “Indemnification Agreements” in Item 1.01 of this Report is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in the Introductory Note and Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure set forth under Item 5.03 of this Report is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The disclosure set forth in the “Introductory Note” above and in Item 2.01 of this Report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth in Item 2.01 of this Report under the headings “Directors and Executive Officers,” and “Executive Compensation” is incorporated herein by reference.

Incentive Plan

As previously disclosed, at the Meeting, the HVII shareholders considered and approved the Incentive Plan. The Incentive Plan was previously approved, subject to shareholder approval, by HVII’s board of directors and the New ONE Nuclear Board. The Incentive Plan became effective immediately upon the Closing.

Following the Closing, a total of 12,991,077 shares of New ONE Nuclear Common Stock were reserved for issuance under the terms of the Incentive Plan, which equaled approximately 12% of the total number of shares of New ONE Nuclear Common Stock issued and outstanding immediately following the Closing. A summary of the other material terms of the Incentive Plan is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 6 - The Incentive Plan Proposal” beginning on page 154 thereof, which is incorporated herein by reference. The foregoing description of the Incentive Plan is qualified in its entirety by the full text of the Incentive Plan, which is attached to this Report as Exhibit 10.4 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Domestication was effected prior to the Closing on the Closing Date by adopting a plan of domestication (the “Plan of Domestication”), filing a certificate of corporate domestication and the certificate of incorporation of HVII (the “New ONE Nuclear Charter”) with the Delaware Secretary of State and filing an application to de-register with the Registrar of Companies of the Cayman Islands. Upon the effectiveness of the Domestication, HVII became a Delaware corporation named ONE Nuclear Energy Inc. The New ONE Nuclear Charter includes the governance provisions proposed by “Proposal No. 5A Through 5F - The Advisory Organizational Documents Proposals.” In connection with the Domestication, New ONE Nuclear also adopted bylaws (the “New ONE Nuclear Bylaws,” and together with the New ONE Nuclear Charter, the “New ONE Nuclear Organizational Documents”), which became effective immediately prior to the Closing. Commencing with the effective time of the Domestication, the New ONE Nuclear Charter and the New ONE Nuclear Bylaws govern the rights of stockholders of New ONE Nuclear.

Copies of the Plan of Domestication, the New ONE Nuclear Charter and the New ONE Nuclear Bylaws and are attached to this Report as Exhibits 2.5, 3.1 and 3.2, respectively, and incorporated herein by reference.

The material terms of the New ONE Nuclear Charter and the New ONE Nuclear Bylaws, and the general effect upon the rights of holders of the Company’s capital stock, are described in the sections of the Proxy Statement/Prospectus titled “Proposal No. 5A Through 5F - The Advisory Organizational Documents Proposals”, “Description of New ONE Nuclear Securities” and “Comparison of Stockholders’ Rights” beginning on pages 151, 246 and 250, respectively, thereof, which information is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On the Closing Date, in connection with the Closing, the Board adopted a new code of business conduct and ethics applicable to all of the Company’s directors, officers and employees. A copy of the code of business conduct and ethics is available on the investor relations portion of the Company’s website at www.onenuclear.com. The foregoing description of the code of business conduct and ethics does not purport to be complete and is qualified in its entirety by the full text of the code of business conduct and ethics, a copy of which is attached to this Report as Exhibit 14.1 and incorporated herein by reference.

Item 5.06	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1 - The Business Combination Proposal” beginning on page 145 thereof, which is incorporated by reference herein.

Item 8.01	Other Events.

As a result of the Domestication and the Business Combination, and by operation of Rule 12g-3(a) under the Exchange Act, ONE Nuclear Energy Inc. is the successor issuer to Hennessy Capital Investment Corp. VII and has succeeded to the attributes of Hennessy Capital Investment Corp. VII as the registrant. The shares of common stock of ONE Nuclear Energy Inc., as successor to the Class A ordinary shares of Hennessy Capital Investment Corp. VII, are deemed to be registered under Section 12(b) of the Exchange Act. ONE Nuclear Energy Inc. hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The audited financial statements of ONE Nuclear as of December 31, 2025, and for the period from February 10, 2025 (inception) through December 31, 2025, are included in the Proxy Statement/Prospectus beginning on page F-47 thereof and are incorporated by reference herein. The unaudited financial statements of ONE Nuclear as of and for the three and six months ended June 30, 2026 are attached to this Report as Exhibit 99.1 and are incorporated by reference herein. The financial information in the section titled “ONE Nuclear Management’s Discussion and Analysis of Financial Condition and Results of Operations” is attached to this Report as Exhibit 99.2 and is incorporated by reference herein.

The audited financial statements of HVII as of December 31, 2025 and 2024, for the year ended December 31, 2025 and for the period from September 27, 2024 (inception) through December 31, 2024, are included in the Proxy Statement/Prospectus beginning on page F-17 thereof and are incorporated by reference herein. The unaudited financial statements of HVII as of and for the three and six months ended June 30, 2026, are included in the HVII Form 10-Q beginning on page 1 thereof and are incorporated by reference herein. The financial information in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” is included in the HVII Form 10-Q beginning on page 16 thereof and is incorporated by reference herein.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company is attached to this Report as Exhibit 99.3 and incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of October 22, 2025, by and among Hennessy Capital Investment Corp. VII, Solis Merger Sub LLC, and ONE Nuclear Energy LLC (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4/A filed by Hennessy Capital Investment Corp. VII on July 27, 2026).
2.2	Omnibus Amendment No. 1 to the Business Combination Agreement and Promissory Note, dated as of March 31, 2026, by and among Hennessy Capital Investment Corp. VII, Solis Merger Sub LLC, and ONE Nuclear Energy LLC (incorporated by reference to Exhibit 2.2 to the Registration Statement on Form S-4/A filed by Hennessy Capital Investment Corp. VII on July 27, 2026).
2.3	Omnibus Amendment No. 2 to the Business Combination Agreement and Promissory Note, dated as of June 1, 2026, by and among Hennessy Capital Investment Corp. VII, Solis Merger Sub LLC, and ONE Nuclear Energy LLC (incorporated by reference to Exhibit 2.3 to the Registration Statement on Form S-4/A filed by Hennessy Capital Investment Corp. VII on July 27, 2026).
2.4	Omnibus Amendment No. 3 to the Business Combination Agreement and Promissory Note, dated as of August 7, 2026, by and among Hennessy Capital Investment Corp. VII, Solis Merger Sub LLC, and ONE Nuclear Energy LLC (incorporated by reference to Exhibit 2.1 to Form 8-K filed by Hennessy Capital Investment Corp. VII’s on August 10, 2026).
2.5*	Plan of Domestication, dated as of September 23, 2026
3.1*	Certificate of Incorporation of ONE Nuclear Energy Inc.
3.2*	Bylaws of ONE Nuclear Energy Inc.
4.1	Specimen Common Stock Certificate of ONE Nuclear Energy Inc. (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-4/A filed by Hennessy Capital Investment Corp. VII on July 27, 2026).
10.1*	Amended and Restated Registration Rights Agreement, dated as of September 23, 2026, by and among ONE Nuclear Energy Inc. and certain securityholders
10.2*	Form of Lock-Up Agreement
10.3*	Form of Indemnification Agreement
10.4+*	ONE Nuclear Energy Inc. 2026 Equity and Incentive Plan
10.5+*	Form of Option Award Agreement
10.6+*	Form of RSU Award Agreement
10.7+	Executive Services Agreement, dated August 18, 2025, by and between ONE Nuclear and BCR-ABL LLC (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-4 filed by Hennessy Capital Investment Corp. VII on December 23, 2025)
10.8+	Promissory Note, dated December 19, 2025, issued by ONE Nuclear Energy LLC to Hennessy Capital Investment Corp. VII (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-4 filed by Hennessy Capital Investment Corp. VII on December 23, 2025)
10.9*	Second Amended and Restated Engagement Letter, dated September 23, 2026, by and between ONE Nuclear Energy LLC and B. Riley Securities, Inc.
10.10*	Amendment No. 7, dated September 23, 2026, to Promissory Note, dated February 18, 2026, by and between ONE Nuclear Energy LLC and B. Riley Principal Capital, LLC
10.11*	Executive Employment Agreement, by and between ONE Nuclear Energy, Inc. and Ann Anthony, effective as of September 23, 2026
14.1*	Code of Business Conduct of ONE Nuclear Energy Inc.
21.1*	List of Subsidiaries of ONE Nuclear Energy Inc.
99.1*	Unaudited financial statements of ONE Nuclear Energy LLC as of and for the three and six months ended June 30, 2026
99.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of ONE Nuclear Energy LLC for the three and six months ended June 30, 2026
99.3*	Unaudited Pro Forma Condensed Consolidated Combined Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed or furnished herewith.
†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.
+	Indicates management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE NUCLEAR ENERGY INC.

Date: September 29, 2026	/s/ Richard Taylor
	Name:	Richard Taylor
	Title:	Chief Executive Officer